UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 15, 2022

Corteva, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38710	82-4979096
(State or other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9330 Zionsville Rd, Indianapolis, Indiana 46268

974 Centre Road, Wilmington, Delaware 19805

(Address of principal executive offices)(Zip Code)

(833) 267-8382

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 15, 2022, the Board of Directors of Corteva, Inc. (the “Company”) approved an amendment and restatement of the Company’s bylaws, (such amended and restated Company bylaws, the “Second Amended and Restated Bylaws”), effective as of such date.

Among other matters, the Second Amended and Restated Bylaws update certain procedural requirements related to director nominations by stockholders in light of Rule 14a-19 under The Securities Exchange Act of 1934 (“Exchange Act Rule 14a-19”), which requires the use of universal proxy cards in director contests.

Specifically, the Second Amended and Restated Bylaws provide, among other things, that the stockholder must: (i) include in its advance notice of nomination, a representation that the stockholder intends to deliver a proxy statement and form of proxy to holders of the Company’s voting shares representing at least sixty-seven percent (67%) of the voting power of the stock entitled to vote generally in the election of directors and all other information required under Exchange Act Rule 14a-19, and (ii) further update and supplement such notice to provide evidence that the stockholder has solicited proxies from holders of at least 67% of the voting power of the Company’s outstanding capital stock entitled to vote in the election of directors. Furthermore, the Second Amended and Restated Bylaws requirement that a stockholder soliciting proxies from other stockholders use a proxy card color other than white.

Additional changes to the Second Amended and Restated Bylaws include removing the requirement for the Company to produce and keep for inspection by any stockholder at the time and place of a meeting of stockholders a complete list of the stockholders entitled to vote at such meeting, which conform to recent amendments to the Delaware General Corporation Law.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Exhibits.

(d)    Exhibits.

3.1	Amended and Restated Bylaws of Corteva, Inc., effective December 15, 2022

104	The cover page from the Company’s Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEVA, INC.
(Registrant)

By:	/s/ Cornel B. Fuerer
Name:	Cornel B. Fuerer
Title:	Senior Vice President, General Counsel

December 21, 2022